Exhibit 99.2

This Statement on Form 4 is filed by:  (i) AP Taminco Global Chemical Holdings, L.P., (ii) Taminco Co-Investors, L.P., (iii) AP Taminco Global Chemical Holdings GP, LLC, (iv) Taminco Co-Investors GP, LLC, (v) Apollo Management VII, L.P., (vi) AIF VII Management, LLC, (vii) Apollo Management, L.P., (viii) Apollo Management GP, LLC, (ix) Apollo Management Holdings, L.P., and (x) Apollo Management Holdings GP, LLC

Name of Designated Filer:  Apollo Management Holdings GP, LLC

Date of Event Requiring Statement:  December 17, 2013

Issuer Name and Ticker or Trading Symbol:  Taminco Corporation [TAM]

AP TAMINCO GLOBAL CHEMICAL HOLDINGS, L.P.

By:	AP Taminco Global Chemical Holdings GP, LLC
its general partner

	By:	Apollo Management VII, L.P.
its manager

		By:	AIF VII Management, LLC
its general partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AP TAMINCO GLOBAL CHEMICAL HOLDINGS GP, LLC

By:	Apollo Management VII, L.P.
its manager

	By:	AIF VII Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

TAMINCO CO-INVESTORS, L.P.

By:	Taminco Co-Investors GP, LLC
its general partner

	By:	Apollo Management VII, L.P.
its manager

		By:	AIF VII Management, LLC
its general partner

			By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

TAMINCO CO-INVESTORS GP, LLC

By:	Apollo Management VII, L.P.
its manager

	By:	AIF VII Management, LLC
its general partner

		By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT VII, L.P.

By:	AIF VII Management, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

AIF VII MANAGEMENT, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT, L.P.

By:	Apollo Management GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS, L.P.

By:	Apollo Management Holdings GP, LLC
its general partner

	By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President

APOLLO MANAGEMENT HOLDINGS GP, LLC

By:	/s/ Laurie D. Medley
Laurie D. Medley
Vice President